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                        SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                January 23, 1997
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                       (Date of earliest event reported)


                           Commonwealth Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-27942                       23-2828883
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


P.O. Box 2100
70 Valley Stream Parkway, Valley Forge, Pennsylvania                      19482
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(Address of principal executive offices)                              (Zip Code)


                                 (610) 251-1600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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            (Former name, former address and former fiscal year,
                        if changed since last report)





                              Page 1 of 10 Pages.
                        Exhibit Index appears on page 2.
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ITEM 5. OTHER EVENTS

     On January 23, 1997, Commonwealth Bancorp. Inc. (the "Company"), announced earnings for the fourth quarter of 1996 and the implementation of a common stock repurchase program. For additional information, reference is made to the Press Release, dated January 23, 1997, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable

     (c) Exhibits:

         99   Press Release, dated January 23, 1997

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COMMONWEALTH BANCORP, INC.



Date:  January 27, 1997            By: /s/Patrick J. Ward
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                                       Patrick J. Ward
                                       President and Chief Operating Officer